CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[***]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 1 TO
SUPPLY AGREEMENT
FOR PANTHER INSTRUMENT SYSTEM

This Amendment No. 1 (“Amendment No. 1”) is entered into effective as of June 1, 2011 (“Amendment Effective Date”) pursuant to and amending the “Supply Agreement for Panther Instrument” (the “Agreement”) between Gen-Probe Incorporated, a Delaware corporation (“Gen-Probe”), and STRATEC Biomedical Systems AG (“STRATEC”) (collectively, “Parties”).

RECITALS

STRATEC and Gen-Probe entered into a Supply Agreement for Panther Instrument System having an effective date of 22 November 2006 (“Agreement”),.

The Parties now wish to amend the Agreement.

NOW, THEREFORE, in consideration of the mutual obligations in this Amendment No. 1, the Parties agree as follows:
TERMS

1.	The existing Third Sentence of Section 9.1 (“Product Warranty”) of the Agreement is hereby deleted and new Section 9.1(a) is added to the Agreement as follows:

If any Product under warranty is to be repaired at a Customer site or at a Gen-Probe facility, STRATEC shall provide the necessary repair parts to Gen-Probe at STRATEC’s cost (including the cost of shipping) and Gen-Probe shall provide the labor necessary to perform such repair. STRATEC shall compensate Gen-Probe for the cost of labor for replacing a defective part under warranty at the flat rate of [***] or [***], at Gen-Probe’s election, per day per warranty repair service performed onsite at a customer or performed in-house at Gen-Probe’s premises per day (the “Flat Rate”). For the avoidance of doubt, STRATEC only be obligated to cover (i) the costs of each specific defective part under warranty to be replaced and (ii) labor for such specific defective part at the Flat Rate. Any additional cost shall be borne by Gen-Probe. If multiple defective parts under warranty are replaced in a single day, the Flat Rate shall be paid for each such part. If replacement of a defective part under warranty requires more than a single day, the Flat Rate shall be paid for each day of required service.

2.
Exhibit “C” to the Agreement (“Reliability Requirements, Panther Instrument”) is hereby modified as follows: Table 1 in Section 3.4 (“Reliability Metrics”) at page 6 of Exhibit C is deleted and replaced with the new Table 1 which is attached to this Amendment No. 1 as Exhibit C-1.

3.	All capitalized terms used but not defined in this Amendment No. 1 will have the respective meaning given to them in the Agreement.

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[***]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

4.	Except as expressly set forth in this Amendment No.1, all other terms and conditions of the Agreement shall continue in full force and effect.

5.	Facsimile signatures are deemed equivalent to original signatures for purposes of this Amendment No. 1 and this Agreement may be signed in counterpart.

6.	This Amendment No. 1 is effective on the Amendment Effective Date.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 by their duly authorized representatives.

Gen-Probe Incorporated	STRATEC Biomedical Systems AG

/s/ Brad Blake	/s/ Marcus Wolfinger
Brad Blake	Marcus Wolfinger
Vice President, Instrument Systems	CEO

CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted pursuant to a request for confidential treatment and, where applicable, have been marked with an asterisk (“[***]”) to denote where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

EXHIBIT C-1

Substitute Table 1 for Section 3.4 (“Reliability Metrics”) of Exhibit C, Supply Agreement

Table I: Reliability Metrics Correlated to Project Milestones

Metric	Target, Info only Prototype Unit Build Target	Validation Unit Build Target	Acceptance Criteria for Pre- Production Build Target (Requirement for Clinical Trials)	Acceptance Criteria for For Initial ex-US Launch Target	Acceptance Criteria for production units built after Nov 30, 2011 and on or before March 31, 2012	Acceptance Criteria for production units built after March 31, 2012
Type of Testing	[***]	[***]	[***]	[***]	[***]	[***]
Call Rate Prediction Model[1] RGT & RDT testing	[***]	[***]	[***]	[***]	[***]	[***]
Call Rate From Fielded Units[2]	[***]	[***]	[***]	[***]	[***]	[***]
Instrument Efficiency	[***]	[***]	[***]	[***]	[***]	[***]
MTBCI Hours	[***]	[***]	[***]	[***]	[***]	[***]

1 Note: "Call Rate Prediction Model" better defines and helps predict if the units under test meet the Panther's PRO tag #UN-UR100: "Instrument will require no more than [***] unscheduled service visits per year of normal use" when released. This is a critical milestone in project to meet exUS and US launch Reliability requirements.

2 Note: "Call Rate From Fielded Units" also better defines the Panther PRO tag# UN-UR100. This is a critical post-launch milestone for the Project. Refer to definition section 4.

CONFIDENTIAL

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